UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2015

          SLM Student Loan Trust 2012-3
(Exact name of issuer as specified in its charter)

Navient Funding, LLC
(Exact name of Depositor as specified in its charter)

Navient Solutions, Inc.
(Exact name of Sponsor as specified in its charter)

Delaware	333-166301-07 333-166301	04-3480392 04-3480392 54-1843973
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification Number)

c/o Deutsche Bank Trust Company Delaware 60 Wall Street, 27th Floor Mailstop NYC 60 2720 New York, New York 10005
_________________________________ (Address of principal executive offices)

Issuer’s telephone number, including area code:	703 984-5858

Not Applicable

______________________________________________
Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement.

The transaction documents for the SLM Student Loan Trust 2012-3 (the “2012-3 Trust”) were amended on September 15, 2015 to give Navient Solutions, Inc. (“Navient Solutions”), in its capacity as Servicer, the option to purchase trust student loans aggregating up to 10 percent of the 2012-3 Trust's initial pool balance, as well as for Navient Corporation (“Navient Corporation”) to provide loans to the 2012-3 Trust under a revolving credit agreement at Navient Corporation’s discretion.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Omnibus Amendment to Servicing Agreements, Administration Agreements and Indentures, dated as of September 15, 2015, among Navient Solutions, as Administrator, Servicer and Depositor, the 2012-3 Trust and certain other trusts identified therein (collectively, the “Trusts”), Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Navient Investment Corporation, as sole Excess Distribution Certificateholder of each of the Trusts; and (b) the Revolving Credit Agreement, dated as of September 15, 2015, among Navient Corporation, as Lender, and each of the Trusts.

Item 9.01 Financial Statements and Exhibits

Exhibits
99.1
Omnibus Amendment to Servicing Agreements, Administration Agreements and Indentures, dated as of September 15, 2015, among Navient Solutions, Inc. as Administrator, Servicer and Depositor, the SLM Student Loan Trust 2012-3 Trust and certain other trusts identified therein (collectively, the “Trusts”), Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Navient Investment Corporation, as sole Excess Distribution Certificateholder of each of the Trusts.

99.2	Revolving Credit Agreement, dated as of September 15, 2015, among Navient Corporation, as Lender, and each of the Trusts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT STUDENT LOAN TRUST 2012-3
By: Navient Funding, LLC

Dated: September 21, 2015	By: /s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Omnibus Amendment to Servicing Agreements, Administration Agreements and Indentures, dated as of September 15, 2015, among Navient Solutions, Inc. as Administrator, Servicer and Depositor, the SLM Student Loan Trust 2012-3 and certain other trusts identified therein (collectively, the “Trusts”), Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Navient Investment Corporation, as sole Excess Distribution Certificateholder of each of the Trusts.

99.2	Revolving Credit Agreement, dated as of September 15, 2015, among Navient Corporation, as Lender, and each of the Trusts.
.